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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 31, 1997

                           ALLIED CAPITAL CORPORATION

                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Maryland                    814-138                   52-1081052
         --------                    -------                   ----------
(State or Other Jurisdiction       (Commission                (IRS Employer
    of Incorporation)              File Number)           Identification Number)

          1666 K Street, N.W., 9th Floor / Washington, D.C. 20006-2803
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           (Address of Principal Executive Offices)        (Zip Code)

                                 (202) 331-1112
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              (Registrant's Telephone Number, Including Area Code)

                       Allied Capital Lending Corporation
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On December 31, 1997, pursuant to the Agreement and Plan of Merger, dated as of August 14, 1997, as amended and restated as of September 19, 1997 (the "Merger Agreement"), Allied Capital Corporation ("Allied I"), Allied Capital Corporation II ("Allied II"), Allied Capital Commercial Corporation ("Allied Commercial") and Allied Capital Advisers, Inc. ("Advisers"), each a Maryland corporation, merged with and into the Registrant, and as of that date the Registrant changed its name from "Allied Capital Lending Corporation" to "Allied Capital Corporation."

Pursuant to the Merger Agreement, at the effective time of the merger each share of common stock of Allied I, Allied II, Allied Commercial and Advisers was converted into shares of the Registrant according to the following respective exchange ratios:

      (i) each share of common stock of Allied I was converted into 1.07 shares of the Registrant;

      (ii) each share of common stock of Allied II was converted into 1.40 shares of the Registrant;

      (iii) each share of common stock of Allied Commercial was converted into
            1.60 shares of the Registrant; and

      (iv) each share of common stock of Advisers was converted into 0.31 shares of the Registrant.

The Registrant, a Maryland corporation, is a closed end management investment company that is regulated as a business development company pursuant to the Investment Company Act of 1940, as amended.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial Statements of Businesses Acquired/

      (b) Pro Forma Financial Information

The Registrant has filed all required financial statements, pro forma financial information and exhibits required by Item 2 hereof with the Securities and Exchange Commission as part of the registration statement on Form N-14 (Registration No. 333-36459) (the "Registration Statement") that was filed on its behalf with the Commission on September 26, 1997.

      (c) Exhibits

            2.1 Agreement and Plan of Merger, dated as of August 14, 1997, as amended and restated as of September 19, 1997, by and among Allied I, Allied II, Allied Commercial, Advisers and the Registrant, incorporated by reference from the Registration Statement.

            99 Press Release dated December 31, 1997 announcing the effectiveness of the merger.


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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ALLIED CAPITAL CORPORATION

Date:  January 12, 1998             By: /s/ William L. Walton
                                        -----------------------
                                        William L. Walton
                                        Chairman of the Board
                                         and Chief Executive Officer


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                                  EXHIBIT INDEX

99 Press Release dated December 31, 1997 announcing the effectiveness of the merger.